Exhibit 99.2

HALL-HOUSTON EXPLORATION II, LP,

HALL-HOUSTON EXPLORATION III, LP,

HALL-HOUSTON EXPLORATION IV, LP AND

GOM-H EXPLORATION, LLC

STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED

DECEMBER 31, 2012 AND 2011

AND FOR THE THREE MONTHS

ENDED MARCH 31, 2013 AND 2012

2929 Allen Parkway, 20th Floor
Houston, TX 77019
Phone	713-561-6500
Fax	713-968-7128
Web	www.uhy-us.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

    Hall-Houston Exploration Partners L.L.C.

We have audited the accompanying statements of revenues and direct operating expenses of the Acquired Properties as defined in Note 1 for the years ended December 31, 2012 and 2011. These statements are the responsibility of Hall-Houston Exploration Partners L.L.C.’s management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements of revenues and direct operating expenses of the Acquired Properties are free of material misstatement. We were not engaged to perform an audit of the internal controls over financial reporting of the revenues and direct operating expenses of the Acquired Properties. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate for the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements reflects the revenues and direct operating expenses of the Acquired Properties as defined in Note 1 and are not intended to be a complete presentation of the Acquired Properties’ revenues and expenses.

In our opinion, the statements of revenues and direct operating expenses of the Acquired Properties referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Acquired Properties for the years ended December 31, 2012 and 2011, in conformity with accounting principles generally accepted in the United States of America.

Houston, Texas
June 14, 2013

HALL-HOUSTON EXPLORATION II, LP,

HALL-HOUSTON EXPLORATION III, LP,

HALL-HOUSTON EXPLORATION IV, LP AND

GOM-H EXPLORATION, LLC

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

OF THE ACQUIRED PROPERTIES

YEARS ENDED DECEMBER 31, 2012 and 2011

AND THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

(in thousands)

	Three Months Ended March 31,		Year Ended December 31,
	2013	2012	2012	2011
	(unaudited)		(audited)
Revenues - oil, natural gas, and natural gas liquid sales	$15,776	$7,233	$45,513	$29,146
Direct operating expenses	2,820	1,494	7,910	6,050

Excess of revenues over direct operating expenses	$12,956	$5,739	$37,603	$23,096

The accompanying notes are an integral part of the

Statements of Revenues and Direct Operating Expenses.

HALL-HOUSTON EXPLORATION II, LP,

HALL-HOUSTON EXPLORATION III, LP,

HALL-HOUSTON EXPLORATION IV, LP AND

GOM-H EXPLORATION, LLC

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

OF THE ACQUIRED PROPERTIES

Note 1. Basis of Presentation

The accompanying statements of revenues and direct operating expenses represent the interest in the revenues and direct operating expenses of the oil and natural gas producing properties to be acquired by PetroQuest Energy, L.L.C (the “Company”) from Hall-Houston Exploration II, LP, Hall-Houston Exploration III, LP, Hall-Houston Exploration IV, LP (collectively “Hall-Houston”) and GOM-H Exploration, LLC (“GOM-H”) on July 3, 2013 for $207,500,000, subject to customary closing conditions and adjustments. The properties are referred to herein as the “Acquired Properties”.

The statements of revenues and direct operating expenses have been derived from Hall-Houston’s historical financial records. Revenues and direct operating expenses included in the accompanying statements represent the Company’s acquired interest in the Acquired Properties and are prepared on an accrual basis of accounting. In the opinion of management, such statements reflect all adjustments necessary to fairly state the excess of revenues over direct operating expenses of the Acquired Properties.

During the periods presented, the Acquired Properties were not accounted for as a separate division by Hall-Houston and therefore certain costs such as depletion, depreciation, and amortization, accretion of asset retirement obligations, general and administrative expenses, interest expense, income taxes, and other expenses of an indirect nature were not allocated to the Acquired Properties. Any attempt to allocate such indirect expenses would require significant judgment, which would be arbitrary and would not be indicative of the performance of the properties had they been owned by the Company. As a result of the exclusion of these various expenses, the accompanying statements of revenues and direct operating expenses are not indicative of the financial condition or results of operations of the Acquired Properties and such amounts may not be representative of future operations.

Full separate financial statements prepared in accordance with generally accepted accounting principles are not presented as the information necessary to prepare such statements is neither readily available on an individual property basis nor practicable to obtain in these circumstances. Accordingly, the statements of revenues and direct operating expenses of the Acquired Properties are presented in lieu of the financial statements otherwise required under Rules 3-01 and 3-02 of Regulation S-X by the United States Securities and Exchange Commission.

Note 2. Significant Accounting Policies

Use of Estimates

Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in the statements of revenues and direct operating expenses. Actual balances and results could be different from those estimates.

Revenue Recognition

Oil and natural gas revenues are recognized when production is sold to a purchaser at a fixed or determinable price, when delivery has occurred and title has transferred, and if collectability of the revenue is probable. Revenues are reported net of overriding and other royalties due to third parties.

HALL-HOUSTON EXPLORATION II, LP,

HALL-HOUSTON EXPLORATION III, LP,

HALL-HOUSTON EXPLORATION IV, LP AND

GOM-H EXPLORATION, LLC

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

OF THE ACQUIRED PROPERTIES

Note 2. Significant Accounting Policies (Continued)

Direct Operating Expenses

Direct operating expenses of the Acquired Properties are recognized when incurred. Direct operating expenses include lease and well repairs, production taxes, gathering and transportation, maintenance, utilities, payroll and other direct operating expenses. Production taxes are recorded at the time transfer of title occurs. Such taxes represent a fixed percentage of production and are calculated and paid to the state governments in accordance with applicable regulations.

The accompanying statements of revenues and direct operating expenses follow SEC Release No 33-8995, “Modernization of Oil and Gas Reporting”, which covers disclosure requirements for oil and natural gas companies as well as the Financial Accounting Standards Board (“FASB”) guidance on oil and natural gas reserve estimation and disclosures, as set forth in Accounting Standards Update (“ASU”) No. 2010-03, Extractive Activities—Oil and Gas (Topic 932).

Note 3. Contingencies

The activities of the Acquired Properties are subject to potential claims and litigation in the normal course of operations. The Company’s management does not believe that any liability resulting from any pending or threatened litigation will have a materially adverse effect on the operations or statements of revenues and direct operating expenses of the Acquired Properties.

Note 4. Subsequent Events

Subsequent events have been evaluated through June 14, 2013, the date the statements were available to be issued, to ensure that any subsequent events that met the criteria for recognition or disclosure in this report have been included. No subsequent events requiring recognition or disclosure have occurred.

Note 5. Supplemental Oil and Natural Gas Disclosures (Unaudited)

The following unaudited supplemental oil and natural gas disclosures were derived from reserve reports which were prepared by the Company’s reserve engineers and are presented in accordance with the FASB Accounting Standards Codification (“ASC”) Topic 932, Extractive Activities—Oil and Gas, (“ASC 932”).

Estimated Quantities of Proved Oil and Natural Gas Reserves

Proved reserve quantity estimates are subject to numerous uncertainties inherent in the estimation of proved reserves and in the projection of future rates of production and the timing of development expenditures. The accuracy of such estimates is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of subsequent drilling, testing, and production may cause either upward or downward revisions of previous estimates. Further, the volumes considered to be commercially recoverable fluctuate with changes in prices and operating costs. The process of estimating quantities of oil and natural gas reserves is very complex, requiring significant subjective decisions in the evaluation of all available geological, engineering, and economic data for each reserve. Consequently, material revisions to existing reserve estimates may occur from time to time.

HALL-HOUSTON EXPLORATION II, LP,

HALL-HOUSTON EXPLORATION III, LP,

HALL-HOUSTON EXPLORATION IV, LP AND

GOM-H EXPLORATION, LLC

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

OF THE ACQUIRED PROPERTIES

Note 5. Supplemental Oil and Natural Gas Disclosures (Unaudited) (Continued)

The following table presents the estimated net proved oil and natural gas reserves of the Acquired Properties and changes therein, for the periods indicated:

	Oil (MBbls)	Natural Gas (MMcf)	Oil Equivalent (MBOE)
Proved reserves at December 31, 2010	2,321	29,092	7,170

Production	(49)	(4,736)	(838)
Extensions and discoveries	34	3,720	654
Revision of previous estimates	58	(1,146)	(133)

Proved reserves at December 31, 2011	2,365	26,930	6,853

Production	(237)	(5,968)	(1,232)
Extensions and discoveries	358	418	428
Revision of previous estimates	(248)	2,427	157

Proved reserves at December 31, 2012	2,238	23,807	6,206

Proved developed reserves at December 31, 2010	245	20,104	3,596

Proved developed reserves at December 31, 2011	1,128	21,180	4,658

Proved developed reserves at December 31, 2012	1,876	23,385	5,774

Proved undeveloped reserves at December 31, 2010	2,076	8,988	3,574

Proved undeveloped reserves at December 31, 2011	1,237	5,750	2,195

Proved undeveloped reserves at December 31, 2012	362	422	433

HALL-HOUSTON EXPLORATION II, LP,

HALL-HOUSTON EXPLORATION III, LP,

HALL-HOUSTON EXPLORATION IV, LP AND

GOM-H EXPLORATION, LLC

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

OF THE ACQUIRED PROPERTIES

Note 5. Supplemental Oil and Natural Gas Disclosures (Unaudited) (Continued)

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Natural Gas Reserves

Estimated discounted future net cash flows and changes therein were determined for the Acquired Properties in accordance with ASC 932. Future cash inflows were computed by applying the average prices of oil and natural gas during the 12-month period to the period-end quantities of those proved reserves (with consideration of price changes only to the extent provided by contractual arrangements). The average prices were determined using the unweighted arithmetic average of the prices in effect on the first day of the month for each month within the period. Average natural gas prices include amounts received for natural gas liquids. This same 12-month average price was also used in calculating the aggregate amount of (and changes in) future cash inflows related to the standardized measure of discounted future net cash flows. The prices per unit used for the Acquired Properties’ proved reserves and future net revenues were as follows as of the dates indicated:

	December 31,
	2012	2011
Oil (per Bbl)	$106.88	$108.83
Natural gas (per Mcf)	$2.72	$4.09

Future development and production costs were computed by estimating the expenditures to be incurred in developing and producing the proved oil and natural gas reserves based on period-end costs assuming continuation of existing economic conditions. Future federal income taxes have been deducted from future net revenues in the calculation of the standardized measure of the Acquired Properties’ reserves, and were computed by applying the appropriate year-end statutory tax rates. An annual discount rate of 10% was used to reflect the timing of the future net cash flows.

Discounted future cash flow estimates like those shown below are not intended to present, nor should they be interpreted to present, the fair value of the Acquired Properties’ oil and natural gas reserves. Estimates of fair value should also consider probable and possible reserves, anticipated future commodity prices, interest rates, changes in development and production costs, and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

HALL-HOUSTON EXPLORATION II, LP,

HALL-HOUSTON EXPLORATION III, LP,

HALL-HOUSTON EXPLORATION IV, LP AND

GOM-H EXPLORATION, LLC

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

OF THE ACQUIRED PROPERTIES

Note 5. Supplemental Oil and Natural Gas Disclosures (Unaudited) (Continued)

The following table presents the estimates of the standardized measure of discounted future net cash flows from proved reserves of oil and natural gas of the Acquired Properties as of the dates indicated:

	December 31,
	2012	2011
	(in thousands)
Future cash inflows	$294,824	$366,077
Future development costs	(22,771)	(31,408)
Future production expense	(40,918)	(48,761)
Future net income taxes	(80,897)	(100,068)

Future net cash flows	150,238	185,840
10% annual discount	(23,639)	(38,385)

Standardized measure of discounted estimated future net cash flows	$126,599	$147,455

The following table presents the changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves of the Acquired Properties for the periods indicated:

	Year Ended December 31,
	2012	2011
	(in thousands)
Sales of production, net of production expense	$(37,603)	$(23,096)
Net change in prices and production costs	(55,252)	30,100
Previously estimated development costs incurred during the year	22,569	7,300
Changes in estimated future development costs	(2,726)	620
Extensions and discoveries, less related costs	26,955	7,802
Revision of previous quantity estimates	4,657	(5,177)
Accretion of discount	22,685	18,324
Net changes in income taxes	11,230	(15,261)
Other	(13,371)	7,731

Net change in standardized measure	(20,856)	28,343
Standardized measure, beginning of the year	147,455	119,112

Standardized measure, end of the year	$126,599	$147,455